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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 28, 2002


                              AB LIQUIDATING CORP.
             (Exact name of registrant as specified in its charter)


                                    Delaware
                            (State of incorporation)



             000-07428                              94-1668412
       (Commission File No.)            (IRS Employer Identification No.)



                          2055 GATEWAY PLACE, SUITE 400
                           SAN JOSE, CALIFORNIA 95110
              (Address of principal executive offices and zip code)



       Registrant's telephone number, including area code: (408) 451-3940


                         Adaptive Broadband Corporation
                                  (Former Name)


                                 ---------------

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Item 3.  Bankruptcy or Receivership.

         (b)  Confirmation of the Reorganization Plan

              (1) As previously reported, on July 26, 2001, AB Liquidating Corp., formerly Adaptive Broadband Corporation (the "Debtor") filed a voluntary petition for relief under Chapter 11 of the federal bankruptcy code in the United States Bankruptcy Court, Northern District of California, San Jose Division (the "Bankruptcy Court"). On January 18, 2002, the Debtor filed with the Bankruptcy Court a First Amended Plan of Reorganization, dated January 18, 2002 (the "Reorganization Plan") and a First Amended Disclosure Statement for First Amended Plan of Reorganization, dated January 18, 2002 (the "Disclosure Statement"). A copy of the Reorganization Plan (including all schedules thereto) and the Disclosure Statement are attached hereto as Exhibit 2.1 and Exhibit 2.2, respectively, and are hereby incorporated by reference.

              (2) On February 28, 2002, the Bankruptcy Court entered an order confirming the Reorganization Plan.

              (3)  Summary of the Reorganization Plan

         The following is a summary of the classification and treatment of claims and interests as provided by the Reorganization Plan. This summary of the Reorganization Plan does not purport to be complete and is qualified in its entirety by reference to the Reorganization Plan and the Disclosure Statement.

         Under the Reorganization Plan, other than Administrative Claims and Tax Claims which are unclassified, Claims against and Interests in the Debtor are classified in Classes 1 through 4. The following table provides a summary of the classification and treatment of all such Claims and Interests. Reference should be made to the Disclosure Statement and to the Reorganization Plan for a complete description of the classifications and treatment of Claims and Interests.

                         CLASSIFIED CLAIMS AND INTERESTS
                         -------------------------------

        CLASS                    TREATMENT UNDER THE REORGANIZATION PLAN
        -----                    ---------------------------------------

Class 1 Claims - Priority Employee      Each holder of a Class 1 Claims Priority
Claims                                  Employee Claim will receive a Cash
                                        payment equal to the Allowed amount of
                                        such Claim, unless such holder will has
                                        agreed to different treatment of such
                                        Claim: (a) on or as soon as practicable
                                        after the later of (i) the Effective
                                        Date, or (ii) the date upon which the
                                        Bankruptcy Court enters a Final Order
                                        determining or allowing such Claim; or
                                        (b) in accordance with the terms and
                                        conditions of agreements that either
                                        have been or may be approved by the
                                        Bankruptcy Court between the holders of
                                        such Claims and the Debtor or
                                        Reorganized Debtor, as the case may be,
                                        in all cases together with

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                                        interest at the legal rate under
                                        California law from the date payment was due until the later to occur of the Effective Date or the date the distribution is made to the holder of the Allowed Claim in this Class.

Class 2 Claims - Allowed Secured        Each holder of an Allowed Class 2
Claims                                  Secured Claim in this will receive, at
                                        the option of the Debtor or the
                                        Reorganized Debtor, as the case may be,
                                        one of the following alternative
                                        treatments: (x) the holder of such Claim will retain its Lien on its collateral until such collateral is sold, and the proceeds of such sale, less the costs and expenses of disposing of such collateral, will be paid to such holder in full satisfaction and release of such Allowed Secured Claim; (y) on or as soon as practicable after the later of (i) the Effective Date, or (ii) the date upon which the Bankruptcy Court enters a Final Order determining or allowing such Claim, or as otherwise agreed between the holder of such Claim and the Debtor or Reorganized Debtor, as the case may be, the holder of such Claim will receive a Cash payment equal to the amount of its Allowed Secured Claim in full satisfaction and release of such Claim; or (z) the holder of such Claim will have the collateral securing such Claim abandoned to it in full satisfaction and release of such Claim.
                                        In the event such Claim is not
                                        completely satisfied by such
                                        distribution on account of its Allowed
                                        Secured Claim, such Claimant will have
                                        an Allowed Class 3 Unsecured Claim in
                                        the amount by which the Allowed Claim
                                        exceeds the Allowed Secured Claim.

Class 3 Claims - Allowed                Each holder of an Allowed Class 3
Unsecured Claims                        Unsecured Claim will receive on or as
                                        soon as practicable after the Effective
                                        Date an amount equal to its Pro Rata
                                        Share of the Net Plan Proceeds remaining after payment of (or reservation for)
                                        Allowed Secured Claims, Allowed
                                        Administrative Claims, Allowed Priority
                                        Tax Claims, and Allowed Priority
                                        Employee Claims. Assuming the Net Plan
                                        Proceeds are sufficient to enable
                                        payment in full with interest of the
                                        Allowed amount of each Allowed Unsecured
                                        Claim, the Plan Interest Rate will be
                                        the greater of (x) the federal judgment
                                        rate set forth in 28 U.S.C. section
                                        1961, determined on the Confirmation
                                        Date; or (y) six percent (6%). Interest
                                        will be paid at the Plan Interest Rate
                                        from the date payment was due through
                                        the later to occur of the Effective Date or the date the distribution is made to the holder of the Allowed Claim.

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Class 4 Interests - Allowed Interests   Each holder of an Allowed Class 4
                                        Interest will receive such Holder's pro
                                        rata share of the Residue, if any,
                                        determined in accordance with its
                                        percentage ownership of Interests in the Debtor. If there is a Residue, distribution of the Residue will be made: (a) on or as soon as practicable after the later of (i) the Effective Date, (ii) the date upon which the Bankruptcy Court enters a Final Order determining such Interest if such Interest is a Disputed Interest, or
                                        (iii) the date amount of the Residue is
                                        determined or determinable by reason of
                                        (A) accumulation of the Litigation
                                        Recoveries and the Liquidation Proceeds, and (B) payment in full, with interest at the applicable Plan Interest Rate, to the holders of Allowed Secured Claims, Allowed Administrative Claims, Allowed Priority Tax Claims, Allowed Employee Priority Claims and Allowed Unsecured Claims; or (b) in accordance with the terms and conditions of agreements that either have been or may be approved by the Bankruptcy Court between the holder of such Interest and the Debtor or the Reorganized Debtor, as the case may be. Upon distribution of all Plan Proceeds as provided by the Reorganization Plan, all Equity Securities of the Debtor will be cancelled and be of no further force or effect.

                               UNCLASSIFIED CLAIMS
                               -------------------

Administrative Claims                   Each holder of an Administrative Claim
                                        will receive Cash equal to the Allowed
                                        amount of such Claim, unless such holder has agreed to different treatment of such Claim: (a) on or as soon as practicable after the later of (i) the Effective Date, or (ii) the date upon which the Bankruptcy Court enters a Final Order determining or approving such Claim; (b) in accordance with the terms and conditions of agreements that either have been or may be approved by the Bankruptcy Court between the holders of such Claims and the Debtor or the Reorganized Debtor, as the case may be;
                                        or (c) with respect to Administrative
                                        Claims representing obligations incurred in the ordinary course of the Debtor's business, upon such regular and customary payment or performance terms as may exist in the ordinary course of the Debtor's business or as otherwise provided in the Reorganization Plan.

Priority Tax Claims                     Unless the holder of a Priority Tax
                                        Claim has agreed to different treatment
                                        for such Claim, each holder of a
                                        Priority Tax Claim will receive a Cash
                                        payment equal to the Allowed amount of
                                        such Claim: (a) as soon as practicable

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                                        after the later of (i) the Effective
                                        Date, or (ii) the date upon which the
                                        Bankruptcy Court enters a Final Order
                                        determining or approving such Claim; (b) deferred to the extent permitted by section 1129(a)(9) of the Bankruptcy
                                        Code with interest on the unpaid portion of such Claim at the statutory rate or at a rate to be agreed to by the Debtor or the Reorganized Debtor, as the case may be, and the appropriate governmental unit or, if they are unable to agree, to be determined by the Bankruptcy Court; provided, however, that the Reorganized Debtor may prepay any or all such Claims at any time; or (c) in accordance with the terms and conditions of agreements that either have been or may be approved by the Bankruptcy Court between the holders of such Claims and the Debtor or the Reorganized Debtor, as the case may be. In the event payment to the holder of a Priority Tax Claim is deferred, each such holder will receive, on account of such Claim, deferred Cash payments, of a Present Value, as of the Effective Date, equal to the Allowed amount of such Claim.

         The Reorganization Plan became effective on March 11, 2002 (the "Effective Date"). Following the Effective Date, the Reorganized Debtor will sell or dispose of any remaining assets, collect accounts receivable, generate Liquidation Proceeds, prosecute or settle the Litigation, promptly transfer all receipts and collections to the Disbursing Agent for deposit into the Claims Reserve Account, and generally administer the Plan. Upon distribution of all Plan Proceeds, conclusion of all Litigation, and the allowance or disallowance of all Claims and Interests, the Reorganized Debtor will close the case, obtain a final decree and will either be dissolved under applicable law, or will be otherwise disposed as the Reorganized Debtor's management deems appropriate in accordance with applicable law.

         Richard M Kipperman has been appointed to manage the Reorganized Debtor as post-confirmation Responsible Individual under the Reorganization Plan from and after the Effective Date of the Reorganization Plan.

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         (4)  Shares Issued and Outstanding

              As of June 5, 2001, there were 37,772,166 shares of the Debtor's Common Stock issued and outstanding. No shares have been reserved for future issuance in respect of Claims and Interests filed and allowed under the Reorganization Plan. Upon distribution of all Plan Proceeds as provided by the Reorganization Plan, all of the issued and outstanding shares of Company's Common Stock will be cancelled and be of no further force or effect.

         (5)  Financial Information

              Information regarding the assets and liabilities of the Debtor is hereby incorporated by reference to the Debtor's Transition Report on Form 10-K for the transition period July 1, 2000 to December 31, 2000 and the Debtor's Current Report on Forms 8-K dated October 4, 2001, October 29, 2001, December 3, 2001, January 24, 2002, February 20, 2002 and March 8, 2002.

         Statements in the Reorganization Plan, the Disclosure Statement and this Form 8-K that are not historical facts, including those related to the Registrant's plans and possible future Allowed Claims constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements involve known and unknown risks, uncertainties and other important factors that could cause the actual plans of the Debtor to differ materially from any future plans expressed or implied by such forward-looking statements. All forward-looking statements involve substantial risks and uncertainties beyond the Debtor's control. The Debtor undertakes no obligation to update or revise any forward-looking statement contained in the Reorganization Plan, the Disclosure Statement or this Form 8-K for events or circumstances after the date on which such statement is made. New factors emerge from time to time, and it is not possible for the Debtor to predict all such factors.

Item 7.  Exhibits.

         (c)

              2.1 First Amended Plan of Reorganization of AB Liquidating Corp., dated January 18, 2002.

              2.2 First Amended Disclosure Statement for First Amended Plan of Reorganization of AB Liquidating Corp., dated January 18, 2002.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       AB LIQUIDATING CORP.



Dated: March 15, 2002                  By: /s/ ELIAS NADER
                                           ---------------------------------
                                           Elias Nader
                                           Secretary

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                                INDEX TO EXHIBITS

Exhibit
Number        Description
------        -----------

2.1 First Amended Plan of Reorganization of AB Liquidating Corp., dated January 18, 2002.
2.2 First Amended Disclosure Statement for First Amended Plan of Reorganization of AB Liquidating Corp., dated January 18, 2002.